Advisors Disciplined Trust 2096

Supplement to the Prospectus

Dicerna Pharmaceuticals, Inc. has been acquired in a cash acquisition. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Biotechnology Opportunities Portfolio — 15 Month, CDA Series 2021-4Q will no longer include shares of Dicerna Pharmaceuticals, Inc.

Supplement Dated: December 28, 2021